Exhibit 99.2

Updated Results From ATB200-02: A First-in-Human, Open-Label, LB-38 Phase 1/2 Study of ATB200 Coadministered With AT2221 in Adults With Pompe Disease Mozaffar T,1 Sitaraman S,2 Barth JA,2 Sathe S,2 on behalf of the ATB200-02 Clinical Trial Investigators (Bratkovic D, Byrne BJ, Clemens P, Geberhiwot T, Goker-Alpan O, Kishnani P, Ming X, Schwenkreis P, Sivakumar K, van der Ploeg AT, Roberts M, Schoser B) 1University of California, Irvine, Orange, CA, USA; 2Amicus Therapeutics, Inc., Cranbury, NJ, USA INTRODUCTION Pompe disease is an inherited metabolic disease of impaired lysosomal glycogen clearance due to acid α-glucosidase (GAA) deficiency, which leads to accumulation of the substrate most prominently in the heart, skeletal muscle, and smooth muscle1,2 Progressive accumulation of glycogen results in a spectrum of disease severity, often leading to organ failure and/or death. Skeletal muscle weakness and progressive respiratory involvement are predominant manifestations of late-onset Pompe disease (LOPD)1,2 ATB200 is a next-generation recombinant human GAA (rhGAA) enzyme replacement therapy (ERT) designed with optimized glycosylation and high levels of mannose 6-phosphate residues for better uptake in target muscle tissues. The pharmacological chaperone AT2221 is coadministered with ATB200 to minimize denaturation of the enzyme in blood and maintain catalytic activity to deliver active ERT to lysosomes3,4 • Improvements in 6MWT and other motor function tests were consistent with an overall improvement in motor performance for ambulatory ERT-switch patients and ERT-naive patients over 12 months (Table 3) Patient-Reported Outcomes • All cohorts were significantly impacted by fatigue at baseline, and demonstrated a mean improvement in their Fatigue Severity Scale (FSS) after receiving ATB200/AT2221 (Table 6) Table 6. Fatigue Severity Scale • Table 3. Other Motor Function Tests • Month 6, Month 9, Month 12, • Timed Up and Go 10.5 (6.6) -1.8 (3.5) -1.2 (3.3) -1.0 (2.2) 53.5 (7.7) -8.0 (10.7) -6.8 (6.8) -7.8 (6.0) OBJECTIVE To assess the safety, pharmacodynamics, and efficacy of ATB200 coadministered with AT2221 in patients with Pompe disease enrolled in the phase 1/2 ATB200-02 study (NCT02675465) 10M Walk 7.4 (3.0) +0.1 (1.9) -0.1 (1.6) -0.5 (1.7) • — 54.0 (8.5) -3.5 (7.8) -6.5 (5.0) GSGC Score 12.6 (4.8) +0.1 (3.9) +0.5 (4.6) -1.9 (2.2) METHODS Study Design • Data are from interim analysis 5 and include all 12-month data that were available as of the data cutoff (n=8/11 for Cohort 1; n=1/4 for Cohort 2; n=2/5 for Cohort 3) • Safety analyses include all data up to 20 months Figure 1. ATB200-02 Study Design 39.2 (12.7) -5.2 (11.7) -7.8 (7.5) -1.5 (2.1) Timed Up and Go 9.4 (2.9) -1.0 (1.1) -0.6 (1.4) -1.8 (0.5) Fatigue Severity Scale consists of 9 questions, each scored on a scale from 1 to 7. The total score ranges from 9 to 63, with higher values representing higher levels of fatigue due to the disease condition. The normative value in the healthy population is ~21.5 Markers of Muscle Injury • All cohorts demonstrated persistent improvement in biomarkers of muscle damage (creatine kinase; CK) and disease substrate (urine hexose tetrasaccharide; Hex4) for up to 12 months (Figure 2) Figure 2. Mean Percentage Change From Baseline in Markers of Muscle Damage (A) Creatine Kinase and (B) Hex4 10M Walk 7.9 (3.0) -0.7 (1.1) -1.3 (1.0) -0.6 (0.0) GSGC Score 12.2 (3.6) -1.8 (3.8) -2.4 (3.4) 0.0 (1.4) GSGC=Gait, Stairs, Gowers, Chair. GSGC is an observer-rated combined score of 4 motor function assessments: Gait (10m walk), 4-Stair Climb, Gowers (stand from floor), and Rising From Chair. Each test is scored from 1 (normal) to 7 (cannot perform; max score of 6 for Rising From Chair). Total scores range from 4 to 27. aN=9, missing values not obtained due to patient refusal to perform test. bMedian change from baseline was -1.5, and 7/9 patients had a decrease. cMedian change from baseline was -0.8, and 4/5 patients had a decrease. • Consistent and substantial increases were observed in upper extremity strength in nonambulatory ERT-switch patients at Month 6 and Month 9 (Table 4) • Efficacy (long-term extension) + AT2221 ◦ Three out of 4 patients showed improvements in upper extremity strength from baseline to Month 9 as measured by quantitative muscle testing (QMT) and manual muscle testing (MMT) ERT=enzyme replacement therapy. Key Inclusion Criteria Table 4. Muscle Strength Testing in Nonambulatory ERT-Switch Patients (cohort 2) • Males and females aged 18-65 years diagnosed with Pompe disease per documented deficiency of GAA enzyme activity or GAA genotyping Received ERT with alglucosidase alfa for 2-6 years (or 2 years for Cohort 2) prior to trial initiation (Cohort 1) Currently receiving alglucosidase alfa at a frequency of every other week and having completed the last 2 infusions without a drug-related adverse event (AE) resulting in dose interruption (Cohorts 1 and 2) Able to walk between 200 and 500 meters on the 6-Minute Walk Test (6MWT) (Cohorts 1 and 3) Upright forced vital capacity (FVC) 30-80% of predicted normal value (Cohorts 1 and 3) Wheelchair-bound and unable to walk unassisted (Cohort 2) • • Hex4=urine hexose tetrasaccharide; M=month; SE=standard error; WK=week. • • • Safety • • • At the data cutoff, the longest duration on treatment was 20+ months AEs were generally mild and transient The most common AEs reported as treatment related were upper and lower abdominal pain (8/20), diarrhea (8/20), nasopharyngitis (6/20), nausea (5/20), headache (5/20), and upper respiratory tract infection (5/20) There were 3 incidents of infusion-associated reactions (IAR) in 550+ infusions, which were controlled by standard premedication RESULTS Sixteen clinical sites in 5 countries participated in the ATB200-02 trial Patients were representative of the overall LOPD population, with significant impairment at baseline (Table 1) • • • Table 1. Baseline Characteristics ◦ ◦ One IAR in a nonambulatory ERT-switch patient (skin discoloration) Two IARs in an ERT-naive patient (localized pruritus, erythema and burning sensation) ERT-Naive ERT-Switch ERT-Switch CONCLUSIONS Age, years, mean (min, max) 49.4 (28, 66) 36.0 (18, 56) 49.4 (24, 65) QMT results are pounds of force for right and left sides combined. MMT scores are for right and left sides combined. MMT scoring: 1) Visible muscle movement, but no movement at the joint; 2) Movement at the joint, but not against gravity; 3) Movement against gravity, but not against added resistance; 4) Movement against resistance, but less than normal; 5) Normal strength. Total MMT scores are out of 10 (right and left combined). Data shown to Month 9 because only 1 patient in Cohort 2 had Month 12 QMT and MMT data available at the time of the analysis. aShoulder adduction not available for 1 patient. bn=3 due to assessment not being performed at some visits for some patients. Time on alglucosidase alfa, years, mean (SD) 4.8 (1.4)a 8.9 (3.8) NA Upright FVC, % predicted, mean (SD) 52.3 (13.2) NA 53.4 (20.3) 6MWT=6-Minute Walk Test; FVC=forced vital capacity; NA=not applicable; SD=standard deviation. aCohort 1 patients were required to have been on alglucosidase alfa for 2-6 years at baseline. • FVC was generally stable in ambulatory ERT-switch patients and increased in ERT-naive patients (Table 5) ◦ FVC was stable or increased in 5/9, 6/9, and 3/7 ERT-switch patients at Months 6, 9, and 12, respectively FVC was stable or increased in 5/5, 5/5, and 2/2 ERT-naive patients at Months 6, 9, and 12, respectively Efficacy • 6MWT improved for ambulatory ERT-switch patients and ERT-naive patients at Month 6 with continued benefit observed to Month 12 (Table 2) ◦ ◦ ◦ 6MWT increased in 7/10, 8/10, and 8/8 ERT-switch patients at Months 6, 9, and 12, respectively 6MWT increased in 5/5, 5/5, and 2/2 ERT-naive patients at Months 6, 9, and 12, respectively • Maximal inspiratory pressure (MIP) was stable and maximal expiratory pressure (MEP) increased in ambulatory ERT-switch patients; MIP increased and MEP was stable in ERT-naive patients (Table 5) Table 5. Forced Vital Capacity and Other Pulmonary Function Tests Table 2. 6-Minute Walk Test, meters REFERENCES Kishnani PS et al. Genet Med. 2006;8(5):267-288. Bijvoet AGA et al. Hum Mol Gen. 1998;7(1):53-62. Gotschall R et al. Mol Genet Metab. 2015;114(2):S49. Khanna R et al. Presented at the 12th Annual WORLDSymposium™; February 29-March 4, 2016; San Diego, CA, USA. Grace J et al. Parkinsonism Relat Disord. 2007;13:443-445. 1 544 +51 +56 +112 1. 2. 3. 4. 5. 3 339 +21 +45 +73 5 456 -5 +8 +41 7 220 +29 +21 +30 ACKNOWLEDGMENTS The authors thank the patients, their families, and Pompe disease patient organizations, as well as the study investigators. Third-party medical writing assistance was provided by ApotheCom (Yardley, PA) and was supported by Amicus Therapeutics, Inc. 9 464 -4 -9 —a Mean (SD) 397.2 (96.8) +23.9 (52.2) +24.5 (40.8) +57.4 (34.4) Cohort 3 ERT-Naive 1 480 +41 +72 +95 DISCLOSURES 3 460 +79 +89 —a Conflicts of Interest T. Mozaffar has served as a consultant for Amicus Therapeutics and Sanofi Genzyme, and is a member of a speaker bureau for Sanofi Genzyme. S. Sitaraman, J.A. Barth, and S. Sathe are employees of and own stock in Amicus Therapeutics. 5 267 +13 +35 —a MEP=maximal expiratory pressure; MIP=maximal inspiratory pressure. aFVC not available for 1 patient. MIP and MEP were measured in centimeters of water. a12-month data not yet available. Supported by Amicus Therapeutics, Inc. Presented at the 14th Annual WORLDSymposiumTM; February 5-9, 2018; San Diego, CA Percentage Change From Baseline (Mean ± SE) Percentage Change From Baseline (Mean ± SE) Mean (SD)399.5 (83.5)+41.8 (29.4)+63.5 (23.1)+86.8 (11.1) 4406+14+44—a 2384+62+78+79 10328-78-43—a 8410+38+11+22 6500+55+20+33 4332+8+26+45 2379+125+110+103 PatientBaseline Change From Baseline Month 6 Month 9 Month 12 Cohort 1 ERT-Switch Change FromChange FromChange From Baseline,Baseline toBaseline toBaseline to AssessmentMean (SD)Month 6,Month 9,Month 12, Mean (SD)Mean (SD)Mean (SD) Cohort 1 ERT-Switchn=10n=10n=10n=8 FVC, % predicteda52.6 (14.7)-1.3 (4.1)-1.7 (3.9)-3.1 (4.8) MIP35.7 (11.0)+0.3 (4.6)-0.6 (3.0)+0.3 (3.6) MEP72.6 (32.6)+16.1 (42.1)+23.7 (38.1)+36.8 (45.7) Cohort 3 ERT-Naiven=5n=5n=5n=2 FVC, % predicted53.4 (20.3)+4.2 (5.6)+6.2 (5.3)+6.0 (7.1) MIP32.6 (18.5)+11.0 (5.0)+12.0 (10.3)-0.5 (9.2) MEP60.6 (8.3)-0.4 (12.4)+7.2 (15.3)-2.0 (9.9) 6MWT, meters, mean (SD)392.0 (93.4)NA399.5 (83.5) Sex, M:F9:23:11:4 • Muscle function ◦6MWT distance continued to improve in ambulatory ERT-switch and ERT-naive patients out to Month 12 ◦Other motor function tests were consistent with 6MWT results in both ambulatory cohorts ◦There were increases in elbow and shoulder muscle strength in nonambulatory ERT-switch patients at Months 6 and Month 9 • Pulmonary function ◦FVC, MIP, and MEP were generally stable in ambulatory ERT-switch patients ◦FVC, MIP, and MEP generally increased in ERT-naive patients • Fatigue Severity Scale ◦Improvements in fatigue score were observed in all cohorts • Biomarkers and safety ◦CK and Hex4 levels decreased in all cohorts ◦ATB200/AT2221 was generally well tolerated Cohort 1Cohort 2 AmbulatoryNonambulatoryCohort 3 N=11N=4N=5 Change FromChange from Baseline,Baseline toBaseline to Muscle Group TestedMean (SD)Month 6,Month 9, n=4Mean (SD)Mean (SD) n=4n=4 Quantitative Muscle Testing— Dynamometer, pounds force Manual Muscle Testing, manual scoreb Shoulder Adductiona5.7 (8.8)+8.1 (12.8)+9.6 (12.3) Shoulder Abduction16.7 (18.1)+1.0 (6.6)+0.5 (9.3) Elbow Flexion12.7 (13.7)+2.4 (15.9)+6.0 (19.3) +5.5 (4.7)+7.5 (8.2) Elbow Extension12.3 (13.9) Shoulder Adduction2.3 (2.1)+1.3 (2.3)0.0 (4.0) Shoulder Abduction2.7 (2.3)+0.5 (0.7)-1.0 (2.7) Elbow Flexion4.3 (4.5)+1.7 (1.5)+1.7 (1.5) Elbow Extension4.0 (4.0)+1.7 (1.5)+1.7 (1.5) A B 10 10 5 5 0 0 -5-5 -15 -15 -25 -25 -35 -35 -45 -45 -55 -55 -65 -65 -70 -70 N BL WK 2 WK 4 M3 M6 M9 M12 N BL WK 2 WK 4 M3 M6 M9 M12 Cohort 1 11 11 10 8 10 10 8 Cohort 1 11 11 11 11 10 9 7 Cohort 2 4 4 4 3 4 4 1 Cohort 2 4 4 4 4 4 4 1 Cohort 3 5 5 4 5 5 5 2 Cohort 3 5 5 5 5 5 5 2 Cohort 1 Cohort 2 Cohort 3 Cohort 1 Cohort 2 Cohort 3 Gowers13.9 (11.0)+7.9c (20.9)-1.6 (3.9)-2.1 (1.3) 18-Week Primary Treatment Period With Long-Term Extension (N=20) Assessments: • Safety/tolerability • Plasma pharmacokinetics • Infusion-associated reactions • Antibody and cytokine levels ATB200 20 mg/kg • Pharmacodynamics (high dose) wk 2+ Cohort 2 (Nonambulatory ERT-Switch, n=4) & Cohort 3 (ERT-Naive, n=5) Cohort 1 (Ambulatory ERT-Switch, n=11) ATB200 5 mg/kg (wk 2) 10 mg/kg (wk 4) 20 mg/kg (wk 6) ATB200 20 mg/kg + AT2221 (low dose) wks 8,10,12 ATB200 20 mg/kg + AT2221 (high dose) wk 14+ 4-Stair Climb4.2 (1.5)-0.6 (0.3)0.0 (1.5)-0.4 (0.4) Cohort 3 ERT-Naiven=5n=5n=5n=2 Cohort 3 ERT-Naiven=5n=5n=5n=2 Gowersa7.9 (2.9)-1.1 (3.8)+4.5b (13.4)-2.6 (1.9) Cohort 2 Nonambulatory ERT-Switchn=4n=2n=2— 4-Stair Climb4.1 (2.7)-0.6 (1.6)-0.4 (1.6)-1.0 (1.5) Baseline,Change FromChange FromChange From Mean (SD)Baseline toBaseline toBaseline to Mean (SD)Mean (SD)Mean (SD) Cohort 1 Ambulatory ERT-Switchn=10n=10n=10n=8 Change FromChange FromChange From Baseline,Baseline toBaseline toBaseline to Assessment, secMean (SD)Month 6,Month 9,Month 12, Mean (SD)Mean (SD)Mean (SD) Cohort 1 ERT-Switchn=10n=10n=10n=8